Note 18 - Related Party Transactions	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

18. Related Party Transactions

Details of related party transactions material to the operations of the Group other than compensation arrangements, expense allowances and other similar items in the ordinary course of business, are set out below:

Mr. Coleman is a Non-Executive Chairman of the Company and Executive Chairman of Viburnum Funds Pty Ltd. Viburnum Funds Pty Ltd, as an investment manager for its associated funds, holds a beneficial interest and voting power over approximately 16% of our shares.

There were no material related party transactions or balances as at December 31, 2021 other than as disclosed above.